SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Walgreen Co. (“Walgreens”) has owned a 45% equity interest in Alliance Boots GmbH (“Alliance Boots”) since August 2, 2012 and has a call option to acquire the remaining 55% equity interest during the six-month period beginning February 2, 2015. Walgreens accounts for its 45% investment in Alliance Boots using the equity method of accounting on a three-month lag basis.

Alliance Boots’ audited consolidated financial statements for the years ended March 31, 2012, 2011 and 2010 were filed as Exhibit 99.1 to the Annual Report on Form 10-K of Walgreen Co. for the fiscal year ended August 31, 2012. Such financial statements of Alliance Boots were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and audited in accordance with auditing standards generally accepted in the United States. Alliance Boots’ audited consolidated financial statements for the years ended March 31, 2013 and 2012 are attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. Such financial statements of Alliance Boots were prepared in accordance with IFRS and audited in accordance with auditing standards generally accepted in the United States.

Walgreens investment in Alliance Boots does not include the benefit of Alliance Boots minority interest in Galenica Ltd., a Swiss healthcare group, so Walgreens shareholders will not benefit from the financial performance of Galenica Ltd. even though Alliance Boots proportionate interest in their profits is reflected in these Alliance Boots financial statements. On May 10, 2013, Alliance Boots distributed its entire minority interest in Galenica Ltd. to its ultimate parent company, as described in Note 40 to the financial statements filed as Exhibit 99.1 hereto.

Item 9.01.       Financial Statements and Exhibits.

(d)   Exhibits.   The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

23.1 Consent of KPMG Audit Plc

99.1 Alliance Boots GmbH audited consolidated financial statements for the years ended March 31, 2013 and 2012

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “continue,” “sustain,” “synergy”, “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including the factors described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which is incorporated herein by reference, and in other documents that we file or furnish with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: May 15, 2013	By:	/s/ Theodore J. Heidloff

	Title:	Divisional Vice President, Accounting and Controller